Exhibit 10.3

SECURITIES ACCOUNT CONTROL AGREEMENT

This SECURITIES ACCOUNT CONTROL AGREEMENT (the “Control Agreement”) is entered into as of July 22, 2026, by and among MAHMUD HAQ, an individual (“M. Haq”), THE MAHMUD HAQ 2020 FAMILY TRUST, an irrevocable trust established under the laws of the State of New Jersey (the “Mahmud Trust”) and THE MEHNAZ HAQ 2020 IRREVOCABLE TRUST, an irrevocable trust established under the laws of the State of New Jersey (the “Mehnaz Trust”, and together with M. Haq and the Mahmud Trust, individually and collectively, “Pledgor”), CITIZENS BANK, N.A., as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) for the Secured Parties under the Credit Agreement (as defined below), and CITIZENS SECURITIES INC., a securities intermediary (“Securities Intermediary,” and together with Pledgor and Administrative Agent, each a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement dated as of April 13, 2026, as amended by that certain First Amendment to Credit Agreement dated as of June 25, 2026, effective as of May 6, 2026 (the “Credit Agreement”), among CareCloud, Inc., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (“Lenders”), and Administrative Agent, as administrative agent;

WHEREAS, Pledgor has entered into that certain Securities Account Pledge Agreement dated as of the date hereof (the “Pledge Agreement”) in favor of Administrative Agent for the benefit of the Secured Parties (as defined below), pursuant to which Pledgor has pledged certain securities accounts and the securities and other property held therein as collateral for the Secured Obligations (as defined below);

WHEREAS, Securities Intermediary maintains certain securities accounts for Pledgor in which shares of common stock of Borrower owned by Pledgor are held; and

WHEREAS, the Parties are entering into this Control Agreement to perfect the security interest of Administrative Agent in the Securities Accounts (as defined below) and the Collateral held therein in accordance with Article 8 and Article 9 of the Uniform Commercial Code.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. DEFINITIONS.

1.1. Defined Terms. As used in this Control Agreement, the following terms have the meanings specified below:

“Collateral” means all of Pledgor’s right, title and interest in, to and under the Securities Accounts, together with all additions, replacements and substitutions thereto and all resulting interest, distributions, dividends and proceeds thereof.

“Entitlement Order” has the meaning set forth in Section 8-102(a)(8) of the UCC.

“Event of Default” has the meaning set forth in the Credit Agreement.

“Notice of Exclusive Control” means a written notice from Administrative Agent to Securities Intermediary substantially in the form attached hereto as Exhibit A, stating that an Event of Default has occurred and is continuing under the Credit Agreement and that Administrative Agent is exercising exclusive control over the Securities Accounts.

“Pledged Shares” means the 4,300,000 shares of common stock of Borrower owned by Pledgor held in the Securities Accounts, consisting of: (a) 1,894,000 shares held in the Personal Account (as defined below); (b) 1,203,000 shares held in the Mehnaz Haq Trust Account (as defined below); and (c) 1,203,000 shares held in the Mahmud Haq Family Trust Account (as defined below).

“Secured Obligations” has the meaning set forth in the Credit Agreement.

“Secured Parties” has the meaning set forth in the Credit Agreement.

“Securities Accounts” means, collectively: (a) Securities account No. _NEC000355_ maintained by Securities Intermediary in the name of M. Haq, as more particularly described in Schedule A to the Pledge Agreement (the “Personal Account”); (b) Securities account No. _NEC000357_ maintained by Securities Intermediary in the name of the Mehnaz Trust, as more particularly described in Schedule A to the Pledge Agreement (the “Mehnaz Haq Trust Account”); and (c) Securities account No. _NEC000358_ maintained by Securities Intermediary in the name of the Mahmud Trust, as more particularly described in Schedule A to the Pledge Agreement (the “Mahmud Haq Family Trust Account”).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2. Terms; Generally. Capitalized terms used but not otherwise defined in this Control

Agreement shall have the meanings ascribed to such terms in the Credit Agreement or, if not defined therein, in Articles 8 and 9 of the UCC.

1.3. Construction. The rules of construction set forth in Section 1.3 of the Credit Agreement shall apply to this Control Agreement, mutatis mutandis.

Section 2. SECURITIES INTERMEDIARY CONTROL.

2.1. Control. Securities Intermediary agrees that it will comply with any Entitlement Order originated by Administrative Agent with respect to the Securities Accounts and the Collateral without further consent by Pledgor or any other person. Administrative Agent shall promptly notify Pledgor upon transmittal of any Entitlement Order to Securities Intermediary. This Control Agreement is intended to establish “control” by Administrative Agent over the Securities Accounts within the meaning of Section 8-106(d) of the UCC. Administrative Agent agrees that it will not originate any Entitlement Order with respect to the Securities Accounts unless an Event of Default has occurred and is continuing and a Notice of Exclusive Control has been delivered to Securities Intermediary in accordance with Section 2.3.

2.2. Pledgor’s Rights Prior to Notice of Exclusive Control. Until Securities Intermediary receives a Notice of Exclusive Control from Administrative Agent (and has had a reasonable amount of time to act thereupon), Pledgor shall be entitled, in accordance with the client brokerage agreement, to (i) give instructions to Securities Intermediary with respect to the Securities Accounts and the Collateral, including instructions to vote, receive dividends, income and distributions, and otherwise exercise rights with respect to the Pledged Shares; (ii) permit, notwithstanding the restrictions provided for in this Section 2.2, Securities Intermediary to have any fees for Securities Intermediary’s services deducted from the Securities Accounts (and to liquidate any shares necessary, in the event there is insufficient cash in the Securities Accounts); provided that as between Pledgor and Administrative Agent, Pledgor agrees that it shall not, without the prior written consent of Administrative Agent:

(a) Withdraw, transfer, or dispose of any Collateral from the Securities Accounts (including, without limitation, margining, rehypothecation, short sales, options, derivatives and journal transfers);

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(b) Close any Securities Account;

(c) Grant any security interest or lien in the Securities Accounts or the Collateral to any person other than Administrative Agent; or

(d) Enter into any other control agreement or similar arrangement with respect to the Securities Accounts, consistent with this Agreement and Applicable law.

For clarification purposes, Securities Intermediary shall not have any responsibility for ensuring or verifying that Pledgor has the right to take any of the forementioned actions or that it has received prior written consent of Administrative Agent, and shall have no liability in the event that Pledgor acts without such consent or authority.

2.3. Effect of Notice of Exclusive Control. Upon receipt by Securities Intermediary of a Notice of Exclusive Control from Administrative Agent, and after a reasonable amount of time to act thereupon:

(a) Securities Intermediary shall comply solely with Entitlement Orders and other instructions originated by Administrative Agent with respect to the Securities Accounts and the Collateral;

(b) Securities Intermediary shall cease to comply with any Entitlement Orders or other instructions originated by Pledgor or any person other than Administrative Agent;

(c) Administrative Agent shall have the exclusive right to direct the disposition of the Collateral, including the right to direct the sale, transfer, or liquidation of the Pledged Shares, in each case subject to Section 8 of this Control Agreement; and

(d) Securities Intermediary shall take such actions as Administrative Agent may direct to effectuate the foregoing.

2.4. Cure Period. Notwithstanding the foregoing, Administrative Agent agrees that it will not deliver a Notice of Exclusive Control to Securities Intermediary unless (a) an Event of Default has occurred and is continuing and (b) Administrative Agent has provided Pledgor and Borrower with written notice of such Event of Default specifying the applicable Event of Default in reasonable detail and fifteen (15) Business Days have elapsed since the date of such notice without such Event of Default having been cured or otherwise ceased to exist. If at any time after delivery of a Notice of Exclusive Control, the Event of Default giving rise thereto has been cured or waived in accordance with the Credit Agreement, Administrative Agent shall promptly deliver written notice to Securities Intermediary revoking the Notice of Exclusive Control, and upon receipt of such revocation notice, the provisions of Section 2.2 shall again apply. For clarification purposes, Securities Intermediary is not a party to the Pledge Agreement and therefore shall not be responsible for abiding by any terms of the Pledge Agreement. Further, Securities Intermediary shall not have any responsibility for ensuring or verifying that an Event of Default has occurred or is continuing, or that Administrative Agent has acted with due authority pursuant to the Pledge Agreement.

2.5. Conflicting Orders. In the event Securities Intermediary receives conflicting Entitlement Orders or other instructions from Administrative Agent and Pledgor with respect to the Securities Accounts or the Collateral, Securities Intermediary shall, to the extent that Securities Intermediary has not taken action to carry out the Entitlement Orders or instructions of Pledgor that were received prior thereto, follow the Entitlement Order or instructions of Administrative Agent and not those of Pledgor, at all times until such Entitlement Order or instructions are withdrawn or rescinded by Administrative Agent in writing.

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Section 3. ACCOUNTS

3.1. Existence of Accounts. Each Securities Account has been established and is maintained by Securities Intermediary in the ordinary course of its business. Securities Intermediary is a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC.

3.2. Account Holdings. As of the date hereof, the Securities Accounts hold the Pledged Shares as set forth in Section 1.1.

3.3. No Other Control Agreements. As of the date hereof, Securities Intermediary has not entered into any other control agreement or similar agreement with any person with respect to the Securities Accounts, and Securities Intermediary has not agreed to comply with Entitlement Orders of any person other than Pledgor and Administrative Agent with respect to the Securities Accounts.

3.4. No Known Liens. Securities Intermediary has no actual knowledge of any claim to, or interest in, the Securities Accounts or the Collateral, other than the security interest of Administrative Agent and the interest of Pledgor.

3.5. [Intentionally Omitted].

3.6. Authorization. Securities Intermediary has full power and authority to execute, deliver, and perform this Control Agreement, and this Control Agreement constitutes the legal, valid, and binding obligation of Securities Intermediary, enforceable against Securities Intermediary in accordance with its terms.

3.7. Maintenance of Accounts. Securities Intermediary shall maintain the Securities Accounts and shall not close, retitle, or renumber any Securities Account without the prior written consent of Administrative Agent.

3.8. No Transfer Without Consent. After it received a Notice of Exclusive Control from Administrative Agent and has a reasonable amount of time to act thereupon, Securities Intermediary shall not transfer, withdraw, or permit the withdrawal of any Collateral from the Securities Accounts without the prior written consent of Administrative Agent, except as otherwise permitted under Section 2.2.

3.9. No Other Agreements. Securities Intermediary shall not enter into any control agreement or similar agreement with any person other than Administrative Agent with respect to the Securities Accounts, and shall not agree to comply with Entitlement Orders of any person other than Pledgor (subject to Section 2.2) and Administrative Agent.

3.10. Notice of Adverse Claims. Securities Intermediary shall promptly notify Administrative Agent in writing upon obtaining actual knowledge of:

(a) Any claim, lien, or encumbrance asserted by any person (other than Administrative Agent) against the Securities Accounts or any Collateral;

(b) Any levy, attachment, garnishment, or other legal process affecting the Securities Accounts or any Collateral; provided, however, Administrative Agent acknowledges and agrees that nothing in this Agreement is intended to prevent Securities Intermediary from complying with such levy, attachment, garnishment, or other legal process which Securities Intermediary believes in good faith affects the Securities Account and Securities Intermediary shall be held harmless from any claim of any of the parties for complying with all applicable provisions of governing statutes and valid legal processes;

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(c) Any change in the account number of any Securities Account; or

(d) Any material dispute between Securities Intermediary and Pledgor concerning the Securities Accounts.

3.11. Statements. Securities Intermediary shall provide Administrative Agent with copies of all account statements for the Securities Accounts at the same time such statements are provided to Pledgor, or upon request by Administrative Agent.

3.12. Subordination. Administrative Agent hereby agrees that Securities Intermediary does not subordinate any security interest, lien, or right of setoff that Securities Intermediary may have, now or in the future, against the Securities Accounts or the Collateral to the security interest of Administrative Agent; and further, that that Securities Intermediary shall retain its customary fees and charges for maintaining the Securities Accounts.

3.13. Financial Assets. Securities Intermediary agrees that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to any Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

3.14. Pledgor Authority. Pledgor represents and warrants that (a) M. Haq is the trustee of the Mehnaz Trust and has full power and authority under the governing trust instrument to pledge the Collateral held in the Mehnaz Haq Trust Account, (b) Mehnaz Haq is the trustee of the Mahmud Trust and has full power and authority under the governing trust instrument to pledge the Collateral held in the Mahmud Haq Family Trust Account, and (c) M. Haq has full power and authority to pledge the Collateral held in the Personal Account. Pledgor further represents and warrants that such pledges do not violate the terms of any trust instrument, organizational document, or other agreement to which Pledgor or any such trust is a party or by which Pledgor or any such trust is bound.

3.15. Registration. All securities or other property underlying any financial assets credited to the Securities Accounts shall be registered in the name of Securities Intermediary’s clearing broker, indorsed to Securities Intermediary or in blank, or credited to another securities account maintained in the name of Securities Intermediary, and in no case shall any financial asset credited to the Securities Accounts be registered in the name of Pledgor, payable to the order of Pledgor, or specially indorsed to Pledgor, except to the extent the foregoing have been specially indorsed to Securities Intermediary or in blank.

Section 4. PRIORITY

4.1. Acknowledgment of Security Interest. Securities Intermediary acknowledges that Administrative Agent has asserted a security interest in the Securities Accounts and all Collateral held therein. Securities Intermediary agrees that this Control Agreement is intended to establish “control” by Administrative Agent over the Securities Accounts within the meaning of Section 8-106(d) of the UCC. Securities Intermediary makes no representation or warranty as to whether this agreement constitutes a validly perfected security interest pursuant to the UCC or any other laws.

4.2. [Intentionally Omitted].

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Section 5. INDEMNIFICATION

5.1. Pledgor. Pledgor and Administrative Agent each agrees severally and jointly to indemnify, defend, and hold harmless Securities Intermediary and its directors, officers, employees, and agents from and against any and all claims, losses, liabilities, damages, costs, and expenses arising out of or relating to (but in each case excluding any claims, losses, liabilities, damages, costs, or expenses to the extent arising from the gross negligence, fraud, or willful misconduct of Securities Intermediary):

(a) Securities Intermediary’s actions or inactions in accordance with this Control Agreement, including compliance with any Entitlement Order or Notice of Exclusive Control from Administrative Agent or Pledgor;

(b) Any third-party claim arising out of or relating to a dispute between Pledgor and Administrative Agent concerning the Securities Accounts or the Collateral; or

(c) Any breach by Pledgor or Administrative Agent of this Control Agreement or the Pledge Agreement;

5.2. Survival. The indemnification obligations of Pledgor and Administrative Agent under this Section 5 shall survive the termination of this Control Agreement.

Section 6. STANDARD OF CARE

6.1. Standard. Securities Intermediary shall exercise the same degree of care with respect to the Securities Accounts and the Collateral as it exercises with respect to similar accounts and property maintained for its other customers, but in no event less than reasonable care.

6.2. Limitation of Liability. Securities Intermediary shall not be liable to Administrative Agent or Pledgor for any loss or damage arising from:

(a) Securities Intermediary’s compliance in good faith with any Entitlement Order or instruction that Securities Intermediary reasonably believes to be genuine and authorized;

(b) Any action taken or omitted to be taken by Securities Intermediary in good faith in connection with this Control Agreement;

(c) The acts or omissions of any third party, including any depository, clearing corporation, or issuer; or

(d) Any force majeure event, including acts of God, war, terrorism, strikes, or failures of communication or computer systems.

6.3. No Consequential Damages. Except as may be incurred pursuant to Section 5 above (Indemnification), in no event shall any Party be liable to any other Party for any indirect, special, incidental, consequential, or punitive damages, regardless of the form of action and whether or not such damages were foreseeable; provided that this Section 6.3 shall not limit any claim by Pledgor for damages arising from the bad faith or willful misconduct of Administrative Agent in connection with the delivery of a Notice of Exclusive Control or the exercise of remedies under Section 2.3. Notwithstanding the foregoing, in the event of a conflict between this Section 6.3 and any provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall control with respect to Administrative Agent and Pledgor.

6.4. Reliance. Securities Intermediary may rely upon any notice, instruction, or other communication that it reasonably believes to be genuine and to have been signed or sent by an authorized representative of the Party purporting to have sent such communication. Securities Intermediary shall have no duty to inquire into or investigate the validity or accuracy of any such communication.

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6.5. Compliance with Legal Process. Securities Intermediary shall have no responsibility or liability to Administrative Agent, Pledgor, or any other person for acting in compliance with any judicial or arbitral order, judgment, decree, writ, attachment, garnishment, or other legal process relating to the Securities Accounts or the Collateral, notwithstanding that such order or process may be subsequently modified, vacated, or otherwise determined to have been without legal force or effect.

Section 7. TERMINATION. As between Pledgor and Administrative Agent this Control Agreement shall remain in full force and effect until the termination of the Pledge Agreement as set forth in Section 2 thereof. Under any circumstances, as between Pledgor and Administrative Agent, this Control Agreement shall terminate at the time all Secured Obligations have been indefeasibly paid and satisfied in full. Administrative Agent shall promptly deliver written notice of such termination to Securities Intermediary, and from and after receipt of such notice, Securities Intermediary shall have no further obligations to Administrative Agent hereunder. Upon termination, Administrative Agent shall, at Pledgor’s request, promptly execute and deliver to Pledgor and Securities Intermediary any documentation reasonably requested to confirm such termination and the release of Administrative Agent’s security interest in the Securities Accounts and the Collateral, including any UCC termination statements.

Section 8. APPLICATION OF PROCEEDS. Save for any fees owing to Securities Intermediary, the proceeds of any sale or other disposition of, or realization upon, the Collateral by Administrative Agent shall be applied in accordance with Section 8.3 of the Credit Agreement. Any proceeds remaining after the indefeasible payment and satisfaction in full of all Secured Obligations and the termination of all Commitments under the Credit Agreement shall be promptly returned to Pledgor. Administrative Agent shall comply with all applicable securities laws in connection with any sale or other disposition of the Collateral, shall conduct any such sale or disposition in a commercially reasonable manner, and shall use commercially reasonable efforts to minimize any material market disruption to Borrower’s common stock in connection with any such sale or disposition.

Section 9. WAIVER OF NOTICE. Pledgor hereby waives notice of (a) acceptance of this Control Agreement and (b) the existence and incurrence from time to time of any Secured Obligations under the Credit Agreement; provided that nothing in this Section 9 shall be deemed to waive any notice required to be given to Pledgor or Borrower under Section 2.4 of this Control Agreement.

Section 10. CONTINUING AGREEMENT. This Control Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of the Secured Obligations, (b) any failure, neglect or omission on Administrative Agent’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Secured Obligations, (c) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (d) the existence or nonexistence of any defenses which may be available to Pledgor with respect to the Secured Obligations, or (e) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Pledgor.

Section 11. NO WAIVER. No omission or delay by Administrative Agent in exercising any right or power under this Control Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any Default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Pledgor no waiver will be valid unless in writing and signed by Administrative Agent and then only to the extent specified.

Section 12. INTEGRATION AND MODIFICATION. This Control Agreement and all related documents delivered hereunder shall be construed as integrated and complementary of each other, and as augmenting and not restricting Administrative Agent’s rights and remedies. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by each of the Parties.

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Section 13. SEC REPORTING; BENEFICIAL OWNERSHIP. Administrative Agent acknowledges that Borrower is a reporting company under the Securities Exchange Act of 1934, as amended, and that this Control Agreement and any exercise of remedies hereunder may give rise to disclosure obligations thereunder. Administrative Agent agrees to cooperate with Pledgor and Borrower in connection with any SEC filings required in connection with this Control Agreement or the exercise of remedies hereunder. The pledge of the Collateral pursuant to this Control Agreement and the Pledge Agreement does not constitute a transfer of beneficial ownership for purposes of Section 13(d) of the Securities Exchange Act of 1934, and Administrative Agent shall not hold itself out as beneficial owner of the Collateral unless and until it has acquired title thereto through the exercise of remedies hereunder.

Section 14. GOVERNING LAW; SEVERABILITY. THIS CONTROL AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS CONTROL AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF THIS CONTROL AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

Section 15. JURISDICTION; SERVICE OF PROCESS. Each Party hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the State of New York in the County of New York or the United States District Court for the Southern District of New York in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. Each Party waives any objection which such Party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Each Party irrevocably agrees to service of process by certified mail, return receipt requested to the address of the appropriate Party set forth on the signature page hereto or as otherwise provided pursuant to Section 16.

Section 16. NOTICES. All communications provided hereunder shall be sent to the applicable Party at its respective address set forth below (or at such other address as may be designated in writing by such Party to the other Parties), and may be delivered in person, with receipt acknowledged, or sent by nationally recognized overnight courier service or by United States mail, registered or certified, return receipt requested, postage prepaid.

16.1. If to Pledgor: c/o Mahmud Haq, 7 Clyde Road, Somerset, NJ 08873

16.2. If to Citizens Bank, N.A.: 101 John F. Kennedy Parkway, Short Hills, NJ 07078, Attn: Megan Westhius

16.3. If to Citizens Securities Inc.: One Citizens Bank Way, JCB135, Johnston, RI 02919

Section 17. SUCCESSORS AND ASSIGNS. This Control Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the Parties. Pledgor may not transfer, assign or delegate any of its duties or obligations hereunder. Securities Intermediary may not assign its rights or obligations hereunder without the prior written consent of Administrative Agent and Pledgor. Administrative Agent may assign its rights and obligations hereunder only in connection with an assignment of its rights and obligations under the Credit Agreement in accordance with Section 10.4 thereof, and any such assignee shall be bound by the terms of this Control Agreement.

Section 18. JURY WAIVER. EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

Section 19. COUNTERPARTS. This Control Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of this Control Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed original counterpart.

[SIGNATURE PAGE BELOW]

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IN WITNESS WHEREOF, the Parties have executed this Securities Account Control Agreement as of the date first written above.

Pledgor:

/s/ Mahmud Haq
Mahmud Haq, individually

/s/ Mehnaz Haq
Mehnaz Haq, as Trustee of
The Mahmud Haq 2020 Family Trust

/s/ Mahmud Haq
Mahmud Haq, as Trustee of
The Mehnaz Haq 2020 Irrevocable Trust

Administrative Agent:	CITIZENS BANK, N.A.

	By:	/s/ Megan Westhuis
	Name:	Megan Westhuis
	Title:	Senior Vice President

Securities Intermediary:	CITIZENS SECURITIES INC.

	By:	/s/ Nicholas R. Watne
	Name:	Nicholas R. Watne
	Title:	Vice President

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EXHIBIT A

FORM OF NOTICE OF EXCLUSIVE CONTROL

[Date]

Citizens Securities Inc. [Address]

Re: Notice of Exclusive Control – Securities Account Control Agreement dated [DATE]

Ladies and Gentlemen:

Reference is made to that certain Securities Account Control Agreement dated as of [DATE] (the “Control Agreement”), by and among Mahmud Haq, The Mahmud Haq 2020 Family Trust and The Mehnaz Haq 2020 Irrevocable Trust (collectively, “Pledgor”), Citizens Bank, N.A., as administrative agent (“Administrative Agent”), and Citizens Securities Inc. (“Securities Intermediary”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Control Agreement.

Administrative Agent hereby notifies Securities Intermediary that an Event of Default has occurred and is continuing under the Credit Agreement. Pursuant to Section 2.3 of the Control Agreement, Administrative Agent is hereby exercising exclusive control over the Securities Accounts.

Upon your receipt of this Notice of Exclusive Control, and after a reasonable amount of time to act thereupon:

(a) You shall comply solely with Entitlement Orders and other instructions originated by Administrative Agent with respect to the Securities Accounts and the Collateral;

(b) You shall cease to comply with any Entitlement Orders or other instructions originated by Pledgor or any person other than Administrative Agent; and

(c) You shall take such actions as Administrative Agent may direct with respect to the Securities Accounts and the Collateral.

Please confirm your receipt of this Notice of Exclusive Control by signing and returning a copy of this letter to the undersigned.

[SIGNATURE PAGE BELOW]

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Administrative Agent:	CITIZENS BANK, N.A., as Administrative Agent

By:
Name:
Title:

Securities Intermediary:	CITIZENS SECURITIES INC.

By:
Name:
Title:

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